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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of report (Date of earliest event reported):  July 27, 2000


                                  iVillage Inc.
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             (Exact name of registrant as specified in its charter)



          Delaware                 000-25469                  13-3845162
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       (State or other          (Commission File             (IRS Employer
       jurisdiction of              Number)               Identification No.)
        organization)

212 Fifth Avenue, New York, New York                        10010
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(Address of principal executive offices)                  (Zip Code)



Registrant's telephone number, including area code:  (212) 206-3100



  ---------------------------------------------------------------------------
          (Former name or former address if changed since last report)



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Item 5.           Other Events

                  On July 27, 2000, iVillage Inc. ("iVillage") issued a press release announcing its financial results for the three and six-month periods ended June 30, 2000. A copy of iVillage's press release announcing these financial results is attached as Exhibit 99.1 hereto and incorporated by reference into this Report.

Item 7.           Financial Statements, Pro Forma Financial Information and
                  Exhibits

                  (a)      Not applicable.

                  (b)      Not applicable.

                  (c)      Exhibits

                           99.1 Press Release dated July 27, 2000 regarding iVillage Inc.'s announcement of its financial results for the three and six-month periods ended June 30, 2000.


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                                    SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        iVillage Inc.
                                        (Registrant)

         Date:  July 28, 2000           By:   /s/ Scott Levine
                                            -----------------------------
                                            Scott Levine
                                            Vice President, Controller and Chief
                                            Accounting Officer (Interim Chief
                                            Financial Officer)


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                                  EXHIBIT INDEX

Exhibits
--------

99.1 Press Release dated July 27, 2000 regarding iVillage Inc.'s announcement of its financial results for the three and six-month periods ended June 30, 2000.